HENDERSON GLOBAL FUNDS
Henderson International Select Equity Fund
 (the “Fund”)

Supplement dated August 12, 2016 to the
Prospectus dated November 30, 2015 as amended December 17, 2015

This Supplement provides new information and modifies certain disclosure in the Prospectus dated November 30, 2015 as amended December 17, 2015.  Investors should retain this Supplement with the Prospectus for future reference.

Effective immediately, the paragraphs under “Fund Summary-Henderson International Select Equity Fund-Management” section on page fifty-six (56) of the Prospectus are hereby deleted in their entirety and replaced with the following:

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund.  Matthew Beesley, CFA, Head of Global Equities, Portfolio Manager, has managed the Fund since inception in 2014.

Effective immediately, the paragraphs under “Management of the Fund-Portfolio Managers-International Select Equity Fund” section on page ninety-one (91) of the Prospectus are hereby deleted in their entirety and are replaced with the following:

Matthew Beesley, CFA, Head of Global Equities, is the Portfolio Manager of the Fund. He joined Henderson Global Investors in 2012 and has 19 years of investment management experience.

HENDERSON GLOBAL FUNDS
Henderson International Select Equity Fund

Supplement dated August 12, 2016
to the Statement of Additional Information dated November 30, 2015

This Supplement provides new information and modifies certain disclosure in the Statement of Additional Information dated November 30, 2015.  Investors should retain this Supplement with the Statement of Additional Information for future reference.

Effective immediately, Sanjeev Lakhani will no longer be a portfolio manager of the Henderson International Select Equity Fund.  All references to Mr. Lakhani are hereby deleted.